Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events
SUBSEQUENT EVENTS

19.          Subsequent Events

On August 1, 2019, London Stock Exchange Group plc announced that it has agreed definitive terms with a consortium including certain investment funds affiliated with Blackstone as well as Thomson Reuters to acquire Refinitiv in an all share transaction for a total enterprise value of approximately $27 billion. The transaction is subject to customary regulatory and shareholder approvals, and is expected to close during the second half of 2020. Refinitiv currently holds a 54% economic interest in the Company.

On August 7, 2019, the board of directors of Tradeweb Markets Inc. declared a cash dividend of $0.08 per share of Class A common stock and Class B common stock for the third quarter of 2019. This dividend will be payable on September 16, 2019 to stockholders of record as of September 3, 2019.

On August 6, 2019, Tradeweb Markets Inc., as the sole manager, approved a distribution by TWM LLC to its equityholders, including Tradeweb Markets Inc., in an aggregate amount of $33.0 million payable on September 13, 2019.